Exhibit 99.1

PRESS RELEASE

Autoliv takes measures to mitigate the potential effects of the corona virus (COVID-19) pandemic and draws $500M from credit facility

(Stockholm, Sweden, March 19, 2020) – Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb), the worldwide leader in vehicle safety systems, today announced that the coronavirus (COVID-19) outbreak will likely lead to a negative effect on the Company’s operations due to how the outbreak is affecting the automotive industry in general. The extent of such negative impact remains to be seen. Autoliv has tapped $500 million from its revolving credit facility to pay down existing short-term debt and for general corporate purposes. Autoliv is continuously monitoring the evolving COVID-19 pandemic and proactively taking measures to minimize any consequences for customers and mitigate the impact on the Company.

The COVID-19 outbreak is now impacting our customers in Europe and this week there have been several announcements by our customers of plant closures in e.g. France, Italy, Spain and Germany. Based on our most recent information from our customers, media and other sources, we estimate that 63 customer plants in Europe will close or have already closed. A number of our customers announced late yesterday shut down of all plants in the US as well as closures in other countries. How long these plants will be closed, or to what extent more will follow is highly uncertain.

In light of these events, we are taking cost reduction actions to mitigate the impacts and Autoliv will adjust its production in accordance with the development of the demand situation, and it cannot be excluded that temporary Autoliv plant closures may become necessary. Management focus is currently on strategic planning for various scenarios, which includes the potential there is a significant decline in light vehicle demand. In the event of such scenarios, the Company will take corresponding actions. At this point, it is impossible to predict the overall operational and financial impact this pandemic will have on Autoliv although it will likely to lead to negative effects on our operations.

Our actions to mitigate the effects of lower business activity include expanding our existing structural efficiency program, balancing our labor force and the sourcing of direct materials, reducing discretionary spending and securing funding availability to support our business activities.

Additionally, today we have drawn down $500 million of our existing committed $1.1 billion Revolving Credit Facility (the “Facility”). The Facility is with 14 international banks and matures in July 2023. The Company intends to use $300 million of the draw down to pay existing short-term debt maturities for the next three months. We plan to use the remaining amounts for general corporate purposes. The remaining $600 million of the Facility is still available to the Company for further potential drawdown. The availability of the Facility is not subject to any financial covenants nor is any other substantial financing of Autoliv subject to any financial covenants. For the remainder of 2020, the Company’s only major debt maturity is €100 million in December.

Since early February, Autoliv has been taking decisive actions at both the group and local levels to mitigate the impacts of the COVID-19 outbreak, firstly to ensure the health and wellbeing of our employees but also to establish the right balance of capacity and cost. We have been able to secure a well-functioning supply chain so far, and our operations in China have gradually recovered over the past few weeks, and is well tuned to customer demand as it gradually recovers.

“I feel confident we have the experience, organization and people to navigate through this challenging situation” said Mikael Bratt, President and CEO. “Our task force for different workstreams, that initially was set up in January to manage the COVID-19 outbreak in China and later in South Korea and

Autoliv Inc.

Box 70381, 107 24 Stockholm, Sweden

Visiting address: World Trade Center,

Klarabergsviadukten 70, B7, 111 64 Stockholm

Japan, is now managing the situation on a global level, which has allowed us to act promptly as the situation continues to develop.”

Inquiries:

Investors & Analysts: Anders Trapp, Investor Relations, Tel +46 (0)8 587 206 71

Investors & Analysts: Henrik Kaar, Investor Relations, Tel +46 (0)8 587 206 14

Corporate Communications: Marja Huotari, Tel +46 (0)709 578 135

This information is information that Autoliv, Inc. is obliged to make public pursuant to the EU Market Abuse Regulation. The information was submitted for publication, through the contact person set out above, at 08.00 am CET on March 19, 2020.

About Autoliv

Autoliv, Inc. is the worldwide leader in vehicle safety systems, and through our subsidiaries we develop, manufacture and market protective systems, such as airbags, seatbelts, steering wheels and pedestrian protection systems for all major automotive manufacturers in the world. Our products save over 30,000 lives each year and prevent ten times as many severe injuries.

Our more than 65,000 employees in 27 countries are passionate about our vision of Saving More Lives and quality is at the heart of everything we do. We have 14 technical centers, with 20 test tracks. Sales in 2019 amounted to US $ 8,548 million. The shares are listed on the New York Stock Exchange (NYSE: ALV) and the Swedish Depository Receipts on Nasdaq Stockholm (ALIV sdb). For more information go to www.autoliv.com.

Safe Harbor Statement

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including without limitation, general economic conditions; the impacts of the coronavirus (COVID-19) on the Company’s financial condition and business operations; changes in light vehicle production; fluctuation in vehicle production schedules for which the Company is a supplier, changes in general industry and market conditions or regional growth or decline; changes in and the successful execution of our capacity alignment, restructuring and cost reduction initiatives and the market reaction thereto; customer losses; changes in regulatory conditions; customer bankruptcies, consolidations, or restructuring or divestiture of customer brands; unfavorable fluctuations in currencies or interest rates among the various jurisdictions in which we operate; component shortages; work stoppages or other labor issues; legislative or regulatory changes impacting or limiting our business; political conditions; dependence on and relationships with customers and suppliers; and other risks and uncertainties identified under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Reports and Quarterly Reports on Forms 10-K and 10-Q and any amendments thereto. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any such statements in light of new information or future events, except as required by law

Autoliv Inc.

Box 70381, 107 24 Stockholm

111 64 Stockholm, Sweden

Visiting address: World Trade Center,

Klarabergsviadukten 70, B7, 111 64 Stockholm

Phone: +46 (0)8 58720650

E-mail: stina.thorman@autoliv.com